1

                        INFORMATION STATEMENT PURSUANT TO
              SECTION 14 (c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:
[X]  Preliminary  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)
[ ]  Definitive  Information  Statement

                             RUBINCON VENTURES INC.
                             ----------------------
                (Name of Registrant as Specified in its Charter)

Payment  of  Filing  Fee  (Check  the  Appropriate  box):

[X]  No  Fee  Required
[ ]  Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11.
       (1)  Title  of  each  class  of  securities to which transaction applies:
..
       (2)  Aggregate  number  of  securities  to  which  transaction  applies:
..
       (3)  Per  unit  price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is Calculated  and  state  how  it  was  determined:
            ---------------
       (4)  Proposed  maximum  aggregate  value  of  transaction:
..
       (5)  Total  fee  paid:                .
                             -----------------
[   ]  Fee  paid  previously  with  preliminary  materials.

[   ]  Check  box  if  any part of the fee is offset as provided by Exchange Act
       Rule  0-11  (a)
       (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement by registration statement number or the Form or Schedule and the date of its filing.
        (1)  Amount  previously  paid:                  .
                                      -------------------
        (2)  Form,  Schedule  or  Registration  Statement  No.:               .
                                                                ---------------
        (3)  Filing  Party:                  .
                           -------------------
        (4)  Date  Filed:                     .
                          ---------------------

                             RUBINCON VENTURES INC.
                              4761 Cove Cliff Road
                              North Vancouver, B.C.
                                 Canada, V7G 1H8

                        Preliminary Information Statement
         Pursuant to Section 14 of the Securities Exchange Act of 1934,
           As amended, and Regulation 14C and Schedule 14C thereunder.


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                                  INTRODUCTION

     This Information Statement will be mailed on or about July 26, 2002 to the stockholders (the "Stockholders") of record on July 15, 2002 of Rubincon Ventures Inc. (the "Company"), a Delaware corporation, in connection with certain actions to be approved by the shareholders at the Annual General Meeting to be held on August 20, 2002 as follows:

1. To elect directors for a term expiring at the 2003 Annual General Meeting of Shareholders (the "Meeting");

2. To approve Andersen Andersen & Strong as independent auditors for the fiscal year January 31, 2003;

3. To receive the report of the independent auditors of the Company and the financial statements for the year ended January 31, 2002;

4.     To  approve  the  appointment  of  three  additional  directors;

5. To approve the issuance of a maximum of 1,000,000 common shares at a price of $0.15 per share as set forth in a Form SB-2 to be filed by the Company with the United States Securities and Exchange Commission;

6. To approve a Non-Qualified Stock Option Plan of 240,000 common shares at an exercise price of $0.15 per share; and

7. To transact any other business that may properly come before the Meeting and any adjournment or postponement of the Meeting.

                             RUBINCON VENTURES INC.
                              4761 Cove Cliff Road
                              North Vancouver, B.C.
                                 Canada, V7G 1H8

                        Preliminary Information Statement
          Pursuant to Section 14 of the Securities Exchange Act of 1934
           As amended, and Regulation 14C and Schedule 14C thereunder.

                             RUBINCON VNETURES INC.
          Annual Meeting of Stockholders to be held on August 20, 2002


TO  OUR  STOCKHOLDERS:

Notice is hereby given that the following actions are planned to be taken pursuant to Written Consent of the Majority Stockholders of RUBINCON VENTURES INC.

1. To elect directors for a term expiring at the 2003 Annual General Meeting of Shareholders (the "Meeting");

2. To approve Andersen Andersen & Strong as independent auditors for the fiscal year January 31, 2003;

3. To receive the report of the independent auditors of the Company and the financial statements for the year ended January 31, 2002;

4.     To  approve  the  appointment  of  three  additional  directors;

5. To approve the issuance of a maximum of 1,000,000 common shares at a price of $0.15 per share as set forth in a Form SB-2 to be filed by the Company with the United States Securities and Exchange Commission;

6. To approve a Non-Qualified Stock Option Plan for 240,000 common shares at an exercise price of $0.15 per share; and

7. To transact any other business that may properly come before the Meeting and any adjournment or postponement of the Meeting.

     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is August 20, 2002, at 10:00 a.m. (Pacific Time) at The Vancouver Club, 915 West Hastings Street, Vancouver, BC, Canada, V6C 1C6.

     This Information Statement is being first sent or given to security holders on approximately July 26, 2002.

     This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the Delaware General Corporate Law.

                                             By order of the Board of Directors,

                                                        /s/  "Ted  Reimchen"
                                                        --------------------
                                                       Ted  Reimchen
                                                       President  and  Director

                             RUBINCON VENTURES INC.
                              INFORMATION STATEMENT

              Meeting of Stockholders to be held on August 20, 2002

     This Information Statement is being furnished by the Board of Directors of Rubincon Ventures Inc., a Delaware corporation ("Rubincon" or the "Company"), to the holders of the outstanding shares of the Company's common stock, par value $0.001 per share (the "Common Stock" or "Shares"), as at the close of business on July 15, 2002. (the "Record Date"), in connection with the approval of the following actions: (a) election of directors; (b) appointment of auditors; (c) approval of audited financial statements as at January 31, 2002; (d) appointment of three additional directors if deemed appropriate by the existing directors;
(e) approval for the issuance of a maximum of 1,000,000 common shares and a minimum of 300,000 shares under a Form SB-2 to be filed, and; (f) approval of a Non-Qualified Stock Option Plan of 240,000 common shares at an exercise price of $0.15 per share.

     Only stockholders of record at the close of business on the Record Date are entitled to notice of the foregoing actions. There are 2,400,820 shares of common stock issued and outstanding. Each share of common stock held of record on the record date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

                       VOTING SECURITIES AND VOTE REQUIRED

     On June 19, 2001, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this Information Statement and a shareholder's consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 2,400,820 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is July 15, 2002.

     The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the other expense incurred will be paid by the Company.

                       DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                    Age               Position
----                    ---               --------

Ted  Reimchen           61               President  and  Director

Irene  Campany          60               Secretary  Treasurer  and  Director

Martine  Rummelhoss     44               Director

     For further information concerning the Officers, Directors, and Nominees to the Board of Directors, please see "Election of Three (3) Persons."

Audit  Committee

     As of the date of this Information Statement, the members of the audit-committee are Ted Reimchen and Martine Rummelhoss. No non-director or officer has been identified to serve as an independent member of the Audit Committee. The Audit Committee has not yet met to perform its funcion.
Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

     After electing by the shareholders of the nominated directors named herein, the Company intends to continue the Audit Committee comprised of Ted Reimchen, Martine Rummelhoss and one independent non-director member. Therefore, the Audit Committee will be comprised of one disinterested member. The Audit Committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors is fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the Company's independent accountants; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principle independent accountants' independence. The Board of Directors considered whether the independent principal auditors are independent, and concluded that the auditors for the previous fiscal year ended January 31, 2002 were independent.

     During fiscal year ended January 31, 2002, the Company incurred approximately $3,200 in fees to its principal independent accountants for professional services rendered in connection with preparation and audit of the Company's financial statements for the fiscal year ended January 31, 2002 and for the review of the Company's financial statements for the quarters ended April 30, July 31, and October 31 2001.

All  Other  Fees

     During fiscal year ended January 31, 2002, the Company did not incur any other fees for professional services rendered by its principal independent accountants for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.

                    SECURITIY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.






TITLE OR                       NAME AND ADDRESS OF               AMOUNT OF         PERCENT OF
CLASS                          BENEFICIAL OWNER (1)       BENEFICIAL OWNERSHIP(6)     CLASS
------------------------  ------------------------------                           -----------
                          Ted Reimchen (2)
                          4761 Cove Cliff Road
Common . . . . . . . . .  North Vancouver, B.C.
Stock. . . . . . . . . .  Canada, V7G 1H8                                     -           -

                          Irene Campany (3)
                          3340 Henry Place
Common . . . . . . . . .  Port Moody, B.C.
Stock. . . . . . . . . .  Canada, V3H 2K5                                 200,000         8.4%

                          Martine Rummelhoss (4)
                          325 Kings Road West
Common . . . . . . . . .  North Vancouver, B.C.
Stock. . . . . . . . . .  Canada, V7N 2M1                                  75,000         3.1%

Common . . . . . . . . .  Ownership of all directors (5)
Stock. . . . . . . . . .  and officers as a group                         275,000        11.5%




(1)     All  ownerships  are  stated  as  of  June  30,  2002.
(2)     Ted  Reimchen  is  the  President  and  a  Director  of  the  Company
(3)     Irene  Campany  is the Secretary Treasurer and a Director of the Company

(4)     Martine  Rummelhoss  is  a  Director  of  the  Company
(5)     All  stock  held  by  Officers  and Directors is restricted per Rule 144
(6) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.


                             EXECUTIVE COMPENSATION

     As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the exploration stage and has not yet fully commenced business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

                              CERTAIN TRANSACTIONS

     As of the date of this Information Statement, the Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts can be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.

               COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have not complied with all applicable filing requirements during the fiscal year ended January 31, 2002 and during the three-month period ended April 30, 2002 but have indicated that filing will be done in the immediate future.

                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     As of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer off the Company, that oppose any action to be taken by the Company.

     The following is a summary of actions to be taken by the Company and is not meant to be complete and exhaustive. The stockholders are encouraged to read the attached Information Statement, including its exhibits, for further information regarding the actions.

                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The Company's bylaws provide that the number of directors shall be fixed by resolution by the Board of Directors, but shall not be less than one. The number of directors presently authorized by resolution of the Board of Directors shall be three (3). The nominees have advised the Company of their respective availability and willingness to serve as a director of the Company.

Information  Concerning  Nominees

     TED REIMCHEN - Ted Reimchen is a professional geologist having graduated with a Bachelor of Science degree in geology and botany from the University of Alberta in 1966. Subsequently in 1968, he obtained a Master of Science degree in geology from the same University. Presently, Mr. Reimchen is a member of The Association of Professional Geologists and Geoscientists of British Columbia and Alberta, Canada as well as a member of the Society of Wetland Scientists of North America. For the past 35 years, Mr. Reimchen has been the founder and President of a private company called Pegasus Earth Sensing Corporation. He has experience in mineral exploration properties, property evaluation and environmental mapping. His experience and interests range from geobotanical prospecting, remote sensing, to engineering geology, archaelogy to seismic risk, mineral exploration for lode and precious metals and gemstones, specialty and mineral sands to rare earths to industrial minerals and portable water. Mr. Reimchen has involved himself with evaluation, mine design and running day to day operations of several open pit mines in several areas of the earth. He is familiar with drilling, tunneling, sampling, mining and equipment design and construction and ore reserve calculations separating mineable from geological reserves. He has traveled widely having visited 56 countries. He had prepared numerous professional reports on geological prospects in 43 countries. In addition to the three professional organizations mentioned above, Mr. Reimchen is a registered member of the American Association of Exploration Geochemists, Canada Centre for Remove Sensing, President Council - 1908 Society - University of Alberta, American Society of Germans from Russia and Remote Sensing Society of Canada/USA/ESA. Mr. Reimchen is a director of Zarcan Minerals Ltd., a public company listed on the TSX Exchange in Canada.

     IRENE CAMPANY - Irene Campany has had an extensive business career in the medical field. She was owner and president of a major intermediate care and old age facility. She was also a director of a paramedical company for eight years then purchased a paramedical company in British Columbia, employing one hundred and ten nurses, and two hundred doctors on a contractual basis which she has recently sold and joined the family security company.

     MARTINE RUMMELHOSS - is a graduate from high school in Quebec, Canada, before completing college and becoming bilingual in French and English. She was trained in restaurant management, she became a chef and later managed several restaurants. She became the manager of a major mechanical company which engaged in the mechanical installation of large projects. She is currently the owner of Norseman Plumbing and has opened subsidiaries in both Kitimat, British Columbia and San Francisco, California.

     To the knowledge of management, during the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company:

1. filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by the court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filings;

2. was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other offenses);

3. was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court or competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:
(i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company, or engaging in or continuing any conduct or practice in connection with such activity.

(ii) Engaging  in  any  type  of  business  practice;  or
(iii) Engaging in any activities in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

4. was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority, barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this proposal, or to be associated with persons engaged in any such activities.

5. was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not bee subsequently reversed, suspended, or vacated.

6. was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Board  Approval

     The Board of Directors has nominated these directors and the directors have indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the election of these persons to the Company's Board of Directors.


  APPROVAL OF THE INDEPENDENT AUDITORS ANDERSEN ANDERSEN & STRONG FOR THE FISCAL
                                    YEAR 2003

     On the recommendation of the Board of Directors, the Company is appointing Andersen Andersen & Strong, 941 East 3300 South, Salt Lake City, Utah 84106, as independent auditors for the Company for the fiscal year 2003, subject to approval by the shareholders at the First Annual General Meeting.

     During the Company's two most recent fiscal years and in subsequent interim periods, there were no disagreements with Andersen Andersen & Strong which have not been resolved or any accounting matters concerning accounting principles and practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Andersen Andersen & Strong, would have caused Andersen Andersen & Strong to make reference to the subject matter of the disagreement in connection with their reports. Andersen Andersen & Strong, as the Company's principal independent accountants, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The principle independent accountants did modify their opinion due to going concern uncertainties.

Board  Approval

     The Board of Directors has indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the selection of Andersen Andersen & Strong as the Company's independent accountants for the fiscal year ending January 31, 2003.

                  APPROVAL OF THE AUDITED FINANCIAL STATEMENTS

     The Board of Directors seeks shareholders' approval for the financial statements for the year ended January 31, 2002.

Board  Approval

     The Board of Directors has indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the approval of the financial statements for the year ended January 31, 2002.

           APPROVAL FOR THE APPOINTMENT OF THREE ADDITIONAL DIRECTORS

     The Board of Directors recommends the appointment, at the sole discretion of the Directors of the Company, of an additional three directors during the forthcoming year; each to hold office until the next Annual General Meeting.

     The Directors, at the present time, have not identified any individual to serve on the Board of Directors. Nevertheless, the Board realizes that it will eventually have to attract individuals to the Board who have mining and mineral experience since only one of the present directors and officers have any experience in mining.

Board  Approval

     The Board of Directors has indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the appointment of three additional directors.

   THE ISSUANCE OF A MAXIMUM OF 1,000,000 COMMON SHARES AT A PRICE OF $0.15 PER
                                     SHARE.

     The Company is in the process of filing a Form SB-2 with the United States Securities and Exchange Commission whereby a maximum of 1,000,000 common shares can be issued to give total proceeds of $150,000 to the Company. The Directors have established 300,000 common shares as the minimum number to be issued under this Form SB-2. The funds, so raised, will be used for further exploration activities on the Company's Bridge mineral claim located in the Bralorne area of British Columbia.

Board  Approval

     The Board of Directors have indicated that they will vote the shares of Common Stock which they hold in favor of as consent to the issuance of a maximum of 1,000,000 common shares and a minimum of 300,000 at a price of $0.15 per share as more fully described in a Form SB-2 to be filed with the United States Securities and Exchange Commission.


                  APPROVAL OF A NON-QUALIFIED STOCK OPTION PLAN

     On June 19, 2002, the Board of Directors of the Company approved and adopted a Non-Qualified Stock Option Plan (the "Stock Option Plan"), which provides for the grant of options to purchase an aggregate of 240,000 shares of Common Stock at an option price of $0.15 per share. The purpose of the Stock Option Plan is to make options available to directors, management and significant contractors of the Company in order to encourage them to secure an increase on reasonable terms of their stock ownership in the Company and to remain in the employ of the Company, and to provide them compensation for past services rendered.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which determines the persons to be granted options under the Stock Option Plan, the number of shares subject to each option, and the option period, and the expiration date, if any, of such options. The exercise of an option may be less than fair market value of the underlying shares of Common Stock. No options granted under the Stock Option Plan will be transferable by the optionee other than by will or the laws of descent and distribution and each option will be exercisable, during the lifetime of the optionee, only by such optionee.

     As of the date of this Information Statement, no options have been granted. Upon approval by the shareholders of the Stock Option Plan, the Board of Directors will be authorized, without further shareholder approval, to grant such options from time to time up to an aggregate of 240,000 shares of Common Stock. The Board of Directors may thus in general determine the number of shares subject to such option, the option period, and the expiration date of such options, if any.

     The content of the Stock Option Plan is shown under Exhibit 'A' attached hereto.

Board  Approval

     The Board of Directors has indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the approval of a Non-Qualified Stock Option Plan whereby 240,000 shares of common stock at a price of $0.15 per share can be issued to directors, officers, consultants and third parties that offer a service to the Company.

     TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

     The Board of Directors do not know of any other matters which will be considered at the Meeting. Shareholders can put forth at the Meeting other matters not considered in this material issued to Shareholders.


                      ADDITIONAL AND AVAILABLE INFORMATION

     The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C., 20549. Information regarding the Public Reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available  to  the  public on the SEC's website (http://www.sec.gov).  Copies of
                                                 ------------------
such materials may be also obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

     The Company's annual report on Form 10K-SB, for the year ended January 31, 2002, has been incorporated herein by this reference.

     The Company will provide without charge to each person to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     The Company is not asking you for a proxy and you are requested not to send the Company a proxy.

                                              By Order of the Board of Directors

                                                         Ted Reimchen, President

                                    EXHIBIT A
                         NON-QUALIFIED STOCK OPTION PLAN


                             RUBINCON VENTURES INC.

                         NON-QUALIFIED STOCK OPTION PLAN

1. Purpose. The purpose of the Rubincon Ventures Inc. Non-Qualified Stock Option Plan (the "Plan") is to promote the growth and general prosperity of Rubincon Ventures Inc. (herein called the "Company") and its subsidiaries, if any, by permitting the Company to grant options to purchase shares of its Common Stock ("Options"), to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, technical advisors and directors of the company with an additional incentive to contribute to the success of the Company.

2. Administration and Operation of the Plan. The Plan shall be administered by the Board of Directors or the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

3. Eligibility. Upon the terms and conditions hereafter set forth, the Committee may grant on behalf of the Company, options (the "Options" or, individually, an "Option") to purchase shares of the Company's common stock to any key employee, independent contractor, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired. The Options shall be substantially in form and substance as set forth in Exhibit A.

4. Stock to be Optioned. Subject to the provisions of Section 10, the maximum number of shares which may be optioned and sold under the Plan is two hundred and forty thousand (240,000) shares of $0.001 par value authorized, but unissued, or reacquired Common Stock of the Company.

5. Term. The Plan shall become effective upon its adoption by the Company's Board of Directors and by a majority of the outstanding security holders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 9.

6. Option Price. The option price for the common stock to be issued under the Plan will be $0.15 per share.

7.     Exercise  Option.

     (a) The number of shares optioned to an employee or director shall be exercisable in whole or in part at any time during the term of the Option. An option may not be exercised for fractional shares of the stock of the Company.

     In the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this Section 7(a), during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     (b) An option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The Option Price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the deliver of all or part of the proceeds from the sale of the option shares to the Company by the surrender of shares of common stock owned by the Optionee exercising the Option, and having a price per share of $0.15. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the stock certificate is issued except as provided in Section 10.

     (c) An Option may be exercised by the Optionee only while he is, and has continually been since the date of the grant of the Option, an employee, independent contractor, technical advisor or director of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such Option of the deceased Optionee may be exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such Option, by (and only by) the person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d) An option may be exercised in accordance with this Section 7 as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

8. Options not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of any optionee only be such Optionee. Further, no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of common stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

9.     Amendment  or  Termination  of  the  Plan.

     (a) The Committee, with approval by a majority of the outstanding security holders and by each Optionee affected by such change, may amend the Plan from time to time in such respects as the Committee and the Company's security holders may deem advisable.

     (b) The Committee may at any time terminate the Plan. Any such termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated

10. Adjustments Upon Changes in Capitalization. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of common stock or shares of common stock shall be changed into the same or a different number of shares of the same or another class of classes, the person or persons so exercising such an Option shall receive, for the aggregate price payable upon such exercise of the Option, the aggregate number of class of shares which, if shares of common stock (as authorized at the date of the granting of such Option) had been purchased at the date of granting of the Option for the same aggregate price (on the basis of the price per share provided in the Option) and had not be disposed of, such person or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In the event of any such change in the outstanding common stock of the Company, the aggregate number of and class of shares remaining available under the Plan shall be that number and class which a person, to whom an Option had been granted for all of the available shares under the Plan on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 10.

11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of the Company's common stock covered by such Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

12. Employment of Optionee. The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ or contract for services with the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment or other contract now or hereafter existing with any Optionee.

13. Agreement and Representations of Optionee. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchase only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any government agency.

14. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or securities law, and both the Options and all common stock issuable thereunder shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefore, shall bear a restrictive legend to this effect.

15. Reservation of Shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder, shall relieve the Company of any liability in respect of the non-issuance of sale of such stock as to which such requisite authority shall not have been obtained.

16. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware.

17.     Definitions.  As  used  herein,  the  following definitions shall apply:

     (a) "Common Stock" shall mean common stock, $0.001 par value of the Company.

     (b) "Continuous Employment" shall mean employment without interruption, by any one or more of the Company, its subsidiaries and its successor companies. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or among the Company, its subsidiaries or its successor companies.

     (c) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d)  "Option"  shall  mean  a  stock  option  granted pursuant to the Plan.

     (e)  "Plan"  shall mean the Non-Qualified Stock Option Plan of the Company.

     (f) "Shareholders" shall mean the holders of the outstanding shares of the Company's common stock.

     (g)  "Subsidiary"  shall  mean  a  "subsidiary  corporation"  as defined in
Section  425  (f)  and  (g)  of  the  Internal  Revenue  Code.

     (i) "Successor Company" means any company which acquires all or substantially all of the stock or assets of the Company.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this 19th day of June, 2002.



RUBINCON  VENTURES  INC.

(The  "Company")


                                         By:      /s/  "Irene  Campnay"
                                                 ----------------------
                                        Irene  Campany  -  Secretary
                                        Treasurer  and  Director

                The Shareholders approved this Plan on xxxx, 2002

                                    EXHIBIT B
                                       TO
                             RUBINCON VENTURES INC.
                         NON-QUALIFIED STOCK OPTION PLAN

                             STOCK OPTION GRANT FORM

     Rubincon  Ventures  Inc.  (the  "Company")  hereby  grants  to
the  right  and option to purchase                shares of Common Stock, $0.001
par value, of the Company at the exercise price of $0.15 per share.  This Option
is  granted as of the date set forth below and shall expire                years
from such date. This Option is subject to all the terms and conditions of the Company's Non-Qualified Stock Option Plan, which are incorporated herein by this reference, and may not be assigned or transferred except as provided therein. Further, the recipient of this Option hereby acknowledges that if the shares of Common Stock acquired upon exercise of this Option are not hold for at least six months from the date of the grant, the grant of the Option will be deemed a purchase that may be matched against any sales of the Company securities occurring within six months of the grant and may create liability for the recipient pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

     Dated:                    ,  200-


                                   RUBINCON  VENTURES  INC.
                                   (the  "Company")


                                   By:
                                             President

     The option represented by this certificate and the shares of Common Stock underlying this option have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. Neither the option nor the shares underlying the option may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                                    EXHIBIT C
                                       TO
                             RUBINCON VENTURES INC.
                         NON-QUALIFIED STOCK OPTION PLAN

                              OPTION EXERCISE FORM

Rubincon  Ventures  Inc.

Gentlemen:

     I hereby elect to exercise Options to purchase           shares of Rubincon
Ventures Inc. (the "Company") Common Stock, $0.001 par value (the "Securities"), pursuant to the Company's Non-Qualified Stock Option Plan, dated June 19, 2002, and as subsequently amended.

     I acknowledge to the Company that (1) the Securities to be issued to me are being acquired for investment and not with a view to the distribution thereof,
(2) I will not offer, sell, transfer or otherwise dispose of the Securities except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (3) the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

     I acknowledge and understand that the securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand that the Company is the only person which may register its securities under the Act. Furthermore, the Company has not made any representations, warranties or covenants to me regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

     I further acknowledge that I am fully aware of the applicable limitations on the resale of the Securities. Rule 144 permits sales of "restricted securities" upon compliance with certain requirements. If Rule 144 is available for the resale of the securities, I may resell the Securities only in accordance with its limitations.

     I further acknowledge that I understand that the Company is subject to the so called "short swing" profit provisions of Section 16 (b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and that if this exercise is found to be in violation of those provisions, I will be obligated to make payment to the Company of any profits which I derive as a result of the matching of sales and purchases within the statutory period. I also understand that if the shares of Common Stock to be acquired upon exercise of this Option have not been held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for me pursuant to Section 16(b) of the 1934 Act.

     Any and all certificates representing the Securities, and any securities issued in replacement or exchange therefore, shall bear substantially the following legend, which I have read and understood.

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, and may not be sold, transferred or otherwise disposed unless, in the opinion of counsel satisfactory to the issuer, the transfer qualifies for an exemption from or exemption to the registration provision thereof."

     I agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

     I further agree that the Company shall have the right to take such action as it deems necessary to make appropriate federal and state withholding payments on my behalf.

     Dated:                    ,  2002

                              Very  truly  yours,


                              Optionee



                              (Please  print  or  type  name)